Exhibit 10.39

ADDENDUM

to

DEVELOPMENT AND LICENSE AGREEMENT dated 25th January, 2000 between
TITAN PHARMACEUTICALS, INC. and SCHERING AKTIENGESELLSCHAFT

THIS ADDENDUM is made the 25th day of February 2004 (the “Effective Date”) between TITAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 (“Titan”) and SCHERING AKTIENGESELLSCHAFT, a corporation organized and existing under the laws of Germany and having its principal place of business at Muellerstrasse 178, D-13342 Berlin, Germany (“Schering”).

WHEREAS:

(A)          Titan and Schering are parties to a Development and License Agreement dated 25th January, 2000 (the “Agreement”) under which Titan granted to Schering an exclusive, worldwide license under certain patents and know-how to use, develop, manufacture, have manufactured, market, sell, import for sale and distribute a composition consisting of neo-natal human retinal pigment epithelial cells on microcarriers.

(B)           The Agreement provided for Titan and Schering to cooperate in the development of Compound and Product as therein defined, and allocated certain development tasks to each party.

(C)           Titan has performed certain development tasks that were not allocated to Titan pursuant to the Agreement, and Schering has made certain payments to Titan with respect to such development tasks.

(D)          Schering has agreed to make further payments to Titan with respect to certain other development tasks that were not allocated to Titan pursuant to the Agreement but were performed by Titan in 2003.

(E)           Titan and Schering wish to enter into negotiations to provide for the re-allocation of certain other development tasks under the Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.                                       Titan hereby acknowledges receipt of the sum of $718,845.38 (seven hundred and eighteen thousand eight hundred and forty-five dollars and thirty-eight cents) (the “First Payment”) as part payment for those development activities listed in the Appendix to this Addendum (the “Listed Activities”).  Titan and Schering hereby acknowledge that a further sum of $936,688.48 (nine hundred and thirty-six thousand six hundred and eighty eight dollars and forty-eight cents) (the “Second Payment”) is payable to Titan for the balance of the Listed Activities not already paid for by Schering.

2.                                       Within fourteen (14) days of signature by both Parties of this Addendum, and in consideration of the performance by Titan in 2003 of those Listed Activities for which payment has not yet been made, Schering shall pay to Titan the Second Payment.  Such payment shall be in full and final settlement of any claims that Titan may have for payment arising out of the performance of the Listed Activities.

3.                                       Promptly after signature by both Parties of this Addendum, Schering and Titan agree to enter into good faith negotiations with a view to agreeing upon a revised allocation of development tasks between Schering and Titan under the Agreement no later than three months after the Effective Date.

4.                                       Except as expressly provided herein, this Addendum is not intended to amend any terms of the Agreement which are hereby affirmed by the Parties.

IN WITNESS WHEREOF Titan and Schering have caused this Addendum to be executed as of the date first above written.

SCHERING AKTIENGESELLSCHAFT		TITAN PHARMACEUTICALS, INC.

By:	/s/ Dr. Barbara Putz	By:	/s/ Richard C. Allen, Ph.D.
Name: Dr. Barbara Putz		Name: Richard C. Allen, Ph.D.
Title: Head Corporate Clinical Development		Title: Exec. Vice President Cell Therapy
Date: 02/25/04		Date: 02/19/04

By:	/s/ Sven Natseh
Name: Sven Natseh
Title:	Controller
Date:	03/11/04

SECOND ADDENDUM

to

DEVELOPMENT AND LICENSE AGREEMENT dated 25th January, 2000 between
TITAN PHARMACEUTICALS, INC. and SCHERING AKTIENGESELLSCHAFT

THIS SECOND ADDENDUM is made the        day of                   2005 (the “Effective Date”) between TITAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 (“Titan”) and SCHERING AKTIENGESELLSCHAFT, a corporation organized and existing under the laws of Germany and having its principal place of business at Muellerstrasse 178, D-13342 Berlin, Germany (“Schering”).

WHEREAS:

(A)          Titan and Schering are parties to a Development and License Agreement dated 25th January, 2000 (the “Agreement”) under which Titan granted to Schering an exclusive, worldwide license under certain patents and know-how to use, develop, manufacture,  have manufactured, market, sell, import for sale and distribute a composition consisting of neo-natal human retinal pigment epithelial cells on microcarriers.

(B)           The Agreement provided for Titan and Schering to cooperate in the development of Compound and Product as therein defined, and allocated certain development tasks to each party.

(C)           Titan and Schering entered into an Addendum to the Agreement on 25th February, 2004 (the “First Addendum”), under which Schering agreed to make certain payments to Titan for development tasks undertaken by Titan in 2003 outside the scope of Titan’s obligations under the Agreement.

(D)          Titan has performed certain additional development tasks between January 1, 2004 and September 30 2004. In consideration of the performance of such development tasks and in consideration of certain other covenants contained in this Second Addendum, Schering has agreed to make further payments to Titan as hereinafter described.

(E)           Titan and Schering wish to enter into negotiations to provide for Titan to perform certain Schering-reimbursed development tasks in the period after September 30 2004 as hereinafter described.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.                                       In consideration of the development tasks performed by Titan between January 1 2004 and September 30 2004, brief details of which are set out in the Appendix to this Second Addendum (the “Development Tasks”), and in consideration of the covenants contained in this Second Addendum, Schering hereby agrees to pay to Titan the sum of $959,615.00 (nine hundred and fifty nine thousand six hundred and fifteen dollars) (the “Payment”).

2.                                       Titan hereby acknowledges that the Payment includes reimbursement to Titan for certain payments to be made by Titan to third party academic institutions for the performance of research activities relating to the Compound or the Product, as defined in the Agreement.  A list of the third party agreements is set out in the Appendix to this Second Addendum.  Titan further undertakes and covenants to disclose and make available to Schering without delay all results arising out of such third party agreements, and further undertakes, if so requested by Schering, to assign its interest in such third party agreements to Schering.

3.                                       Within fourteen (14) days of signature by both Parties of this Addendum, Schering shall pay to Titan the Payment.  Such payment shall be in full and final settlement of any claims that Titan may have for payment arising out of the performance of the Development Tasks between January 1, 2004 and September 30 2004 but shall be without prejudice to any claims by either Party arising out of the performance of any other development tasks by Titan after September 30 2004.

3.                                       Promptly after signature by both Parties of this Second Addendum, Schering and Titan agree to enter into good faith negotiations with a view to agreeing upon the terms on which Titan shall carry out development tasks under the Agreement with effect from after September 30 2004, such terms to be agreed no later than three months after the Effective Date of this Second Addendum.

4.                                       Except as expressly provided herein, this Addendum is not intended to amend any terms of the Agreement or the First Addendum, the terms of which are hereby affirmed by the Parties.

IN WITNESS WHEREOF Titan and Schering have caused this Second Addendum to be executed as of the date first above written.

SCHERING AKTIENGESELLSCHAFT		TITAN PHARMACEUTICALS, INC.

By:	/s/ Barbara Putz	By:	/s/ Sunil Bhonsle
Name: Dr. Barbara Putz		Name: SUNIL BHONSLE
Title: Head Corporate Clinical Development		Title: Exec. VP & COO
Date:		Date: Jan 31, 2005

By:	/s/ Rupert Sandbrink
Name: RUPERT SANDBRINK
Title: Head, Med Dev Sth Europe
Date: 19 Jan 05